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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




        Date of Report (date of earliest event reported): March 16, 1998

                                CYBERCASH, INC.
             (Exact name of registrant as specified in its charter)




         Delaware                0-27470                      54-1725021
      (State or other         (Commission File              (I.R.S. Employer
     jurisdiction of             Number)                 Identification No.)
     incorporation)


                  2100 Reston Parkway, Reston, Virginia 20191
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (703) 620-4200
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ITEM 5.  OTHER EVENTS.

         On March 16, 1998, CyberCash, Inc. (the "Company") entered into a non-binding agreement to acquire ICVERIFY, Inc., of Oakland, California for 2,300,000 shares of the Company's common stock and $16,250,000 in cash. The consummation of the transaction is subject to the negotiation and execution of a definitive merger agreement and certain other conditions. The Company's press release announcing the agreement in principle, filed as Exhibit 99.1, discusses the proposed transaction in greater detail.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CYBERCASH, INC.



                                            By:       \s\ James J. Condon
                                                      ------------------------
                                                     James J. Condon
                                                     Chief Financial Officer

March 18, 1998
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                                 EXHIBIT INDEX



EXHIBIT NO.

99.1             Press Release dated March 17, 1998.